Third Quarter 2026 Earnings Presentation EagleBankCorp.com October 21, 2026 Scan for digital version

Forward-Looking Statements This presentation contains forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “strategy”, “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. Our outlook consists of forward-looking statements that are not historical facts or statements of current conditions but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. We may be unable to achieve the results reflected in our outlook due to the risks described in our periodic and current reports filed with the SEC, including the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as the following factors: the impact of the interest rate environment on business activity levels; declines in credit quality due to changes in the interest rate environment or changes in general economic, political, social and health conditions in the United States in general and in the local economies in which we conduct operations; our management of risks inherent in our real estate loan portfolio, including valuation risk, and the risk of a prolonged downturn in the real estate market; our management of liquidity risks; our funding profile, including the cost of our deposits and the impact of our funding costs on the competitiveness of our loan offerings; our ability to compete with other lenders, including non-bank lenders; the effects of monetary, fiscal and trade policies, including federal government spending and the impact of tariffs, the economic impact of an extended government shutdown; and the development of competitive new products and services. For further information on the Company, please contact: Eric Newell | P 240-497-1796 | E enewell@eaglebankcorp.com 2

Attractive Washington DC Footprint 1 – Source: S&P Capital IQ Pro as of September 30, 2026 2 – Source: FDIC Deposit Market Share Reports - Summary of Deposits 3 Eagle is one of the largest community banks headquartered in the Washington DC metro area and ranked 4th by deposits2 in the DC MSA for banks with less than $100 billion in assets. The Washington DC metro area represents a robust and diverse economy, supported by a dynamic mix of public and private sector activity. The region’s foundation includes globally recognized educational institutions, a thriving private sector with growing technology innovation, and a strong tourism base. One-of-a-kind Market Attractive Demographics1 Competitive Position $131,627 $86,867 DC MSA National 2026 Median Household Income

NIM Expands for Third Straight Quarter; Net Income Up $17.3 Million

Key Metric	2026Q2	2026Q3	QoQ Δ
Net interest income ($M)	$62.4	**$61.3**	(1.7%)
Noninterest income ($M)	$10.8	**$9.6**	(11.1%)
Noninterest expense ($M)	$44.0	**$47.1**	7.0%
Pre-provision net revenue ($M)[1]	$29.1	**$23.8**	(18.3%)
Provision expense ($M)	$21.4	**$2.8**	**(86.9%)**
Net income ($M)	$6.9	**$24.2**	**250.5%**
Net interest margin	2.52%	**2.60%**	**+8 bps**
Cost of funds	2.79%	**2.75%**	**(4) bps**
Efficiency ratio	60.2%	**66.5%**	+630 bps
Return on average assets[3]	0.26%	**0.96%**	**+70 bps**
Return on average TCE[1,3]	2.41%	**8.26%**	**+585 bps**
Total loans ($M)	$6,622	**$6,563**	(0.9%)
Total deposits ($M)	$8,185	**$8,034**	(1.8%)
Tangible common equity / tangible assets[1]	11.91%	**12.24%**	**+33 bps**

Margin & Funding

NIM expanded 8 bps to 2.60% as high-cost deposit runoff lowered the cost of funds to 2.75%. Noninterest expense rose $3.1 million due to an increase in salaries and employee benefits from accelerated awards, partially offset by lower FDIC insurance and professional fees.

Balance Sheet Repositioning

Income-producing CRE payoffs drove loans down 10.1% year-over-year, while C&I now represents roughly 50% of the portfolio with 20% year over year growth.

Credit & Capital

The decline in provision expense to $2.8 million reflects lower reserves for the continued efforts in problem asset resolution. Capital remains a differentiator, with a 14.99% CET1 ratio and $4.7 billion in on-balance sheet liquidity[2] covering 195% of uninsured deposits.

Note: Data at or for the quarter ended September 30, 2026
1 – Please refer to the Non-GAAP reconciliation in the appendix.
2 – Includes cash, cash equivalents, and available borrowing capacity.
3 – Calculated based on annualized third quarter results.

EAGLE BANCORP, INC.
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5 A Disciplined Three Phase Plan to Build a Premium Franchise Phase 1 Resolve & De-risk Address legacy credit issues with urgency and transparency Work problem assets relationship by relationship Reduce criticized, classified and nonperforming exposure Preserve capital and liquidity through the transition Credit Quality | Capital | Liquidity Phase 2 Stabilize & Rebuild Establish a stronger foundation for consistent, measured growth Stabilize the balance sheet and restore modest growth Improve funding mix and deepen core operating deposits Rebalance toward relationship- led C&I, CRE and business banking Balance Sheet | Funding Mix | Core Growth Phase 3 Scale & Compound Translate franchise capacity into superior, repeatable returns Grow revenue against an established infrastructure base Deliver positive operating leverage and consistent execution Intend to publish clear financial targets and track progress against them Returns | Efficiency | TBVPS Compounding Sequencing credit normalization, balance sheet stability, and durable growth In-Progress Initiated Upcoming

12.24% 11.04% 10.92% 10.83% 10.78% 10.16% 9.78% 9.69% 9.56% 9.15% 8.69% 8.63% 8.61% 8.08% 7.91% EGBN Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 A modest reduction in risk-weighted assets supports additional capital growth. Capital Builds 41 bps Quarter-over-Quarter to 14.99% 1 – Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Note: Peers are those used in the proxy for the May 2026 annual meeting. Proxy Peers are AMTB, AUB, BUSE, BY, CLBK, CNOB, CVBF, DCOM, INDB, MCB, OCFC, PFS, TMP, UBSI, WSFS and data is as of June 30, 2026. EGBN is as of September 30, 2026. Source: S&P Capital IQ Pro and company filings. 6 CET1 Ratio Excess CET1 + ACL / Total Loans Tangible Common Equity / Tangible Assets1 14.99% 14.73% 13.98% 13.89% 13.76% 13.30% 12.92% 12.92% 12.81% 12.53% 11.99% 11.94% 10.72% 10.59% 10.41% 10.28% EGBN Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 10.28% 9.22% 7.10% 6.17% 5.86% 5.85% 5.60% 5.21% 4.98% 4.94% 4.63% 3.96% 3.00% 2.62% 2.59% 2.51% Peer 1 EGBN Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15

$68.2 $68.3 $63.7 $62.4 $61.3 2.43% 2.38% 2.47% 2.52% 2.60% 2.10% 2.60% 3.10% $- $20.0 $40.0 $60.0 $80.0 $100.0 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) Net Interest Income NIM NIM Expansion Continues Amid Lower Net Interest Income Net interest income decreased $1.0 million quarter over quarter driven by declining average interest- earning balances, marginally offset by a reduction in higher cost brokered deposits. Interest income decreased $5.0 million due to further loan payoffs. Interest expense decreased by $3.9 million, primarily driven by lower balances in money market accounts and reduced reliance on brokered deposits. This decline was partially offset by an increase in time deposits, reflecting growth within our digital deposit channel. The net interest margin ("NIM") increased to 2.60% for the third quarter 2026, compared to 2.52% for the prior quarter, driven by improved funding mix as reduced brokered deposit usage lowered cost of funds. This improvement was partially offset by lower interest income from declines in loan volume. 7 Net Interest Income Rate/Volume Analysis Net Interest Income & Margin Net Interest Income Margin $62.4 $(7.3) $4.4 $1.0 $0.9 $61.3 NII 2026Q2 IE Assets - Vol IB Liabilities - Vol IE Assets - Yield IB Liabilities - Yield NII 2026Q3 (i n m ill io n s )

$18.6 Million Lower Provision Expense Drives Net Income to $24.2 Million

Drivers of Net Income Change


(in thousands)
$6,918
$(4,987)
$3,946
$18,639
$(2)
$(950)
$(245)
$2,051
$(5,124)
$4,000
$24,246
NI 2026Q2
Interest income
Interest expense
PCL - Credit
PCL - Unfunded
Noninterest income
Gain on securities
FDIC insurance
Other NIE
Income tax
NI 2026Q3

Drivers of NIM Change


2.52%
(0.31%)
0.04%
0.18%
0.02%
0.02%
0.12%
2.60%
2026Q2
IE Assets - Vol.
IE Assets - Rate
IB Liabilities - Vol.
IB Liabilities - Rate
Day-count Effect
Avg. Earning Assets Effect
2026Q3

Note: Percentages may not sum to totals due to rounding.

Net Interest Income

Net interest income decreased by $1.0 million, primarily driven by continued loan payoffs resulting in a lower average interest-earning balance. Lower interest income was partially offset by lower interest expense due to a reduction in higher cost brokered deposits.

Provision for Credit Losses (“PCL”)

Provision for credit losses was $2.8 million for the third quarter of 2026, compared to $21.4 million for the prior quarter. The decrease was primarily attributable to lower reserves reflecting the Bank's continued efforts in resolving problem assets.

Noninterest Income

Noninterest income decreased $1.2 million driven by gains on loan sales in the second quarter that did not occur in the third quarter. This was partially offset by higher swap fee income of $1.1 million.

Noninterest Expense

Noninterest expense rose by $3.1 million this quarter, driven by a $4.9 million increase in salaries and employee benefits from accelerated awards. This increase was partially offset by a $2.1 million reduction in FDIC insurance expense from improved performance metrics.

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Key Drivers 2026Q3 Actual 2026Q4 Outlook Growth vs 2026Q3 Actual2 FY2027 Outlook Balance Sheet1 Average deposits $8,577 $8,713 - $9,160 4.2% increase $8,546 - $9,470 Average loans $6,524 $6,681 - $7,023 5.0% increase $6,938 - $7,668 Average earning assets $9,367 $9,670 - $10,180 6.0% increase $9,634 - $10,648 Income Statement1 Net interest margin 2.60% 2.65% - 2.78% 12 bps increase 2.77% - 3.05% Noninterest income $9.6 $8.9 - $9.4 4.3% decrease $30.7 - $34.0 Noninterest expense $47.1 $41.6 - $43.8 9.3% decrease $169.7 - $187.5 Annual effective tax rate3 (2.8%) (3.0%) – 2.5% 255 bps increase 15% - 19% 2026 & 2027 Outlook 9 1 – All figures in millions. 2 – Growth vs 2026Q3 actual utilizes the midpoint of the 2026Q4 outlook. 3 - Effective tax rate in the 2026Q3 actual column is a year-to-date figure. 2026Q4 effective tax rate is an annual figure. Other Notes: Excludes loans held for sale. 2026 and 2027 Outlook represents forward-looking statements and are not a guarantee of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see “Forward-Looking Statements” on page 2.

17% 16% 17% 19% 19% 10% 11% 11% 12% 11% 39% 40% 38% 37% 35% 34% 33% 33% 32% 35% $9,464 $9,134 $8,591 $8,185 $8,034 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) Period End Continued Reduction of High-Cost Brokered Deposits Time Savings & Money Market Interest Bearing Transaction Noninterest Bearing 10 Brokered Deposit TrendCost Analysis 3.10% 2.96% 2.78% 2.72% 2.69% 8.85% 10.51% 10.73% 7.63% 9.96% 3.87% 3.68% 3.49% 3.45% 3.43% 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 Total Deposit Cost Borrowings Total IBL Cost 65% 64% 67% 68% 72% 35% 36% 33% 32% 28% $9,464 $9,134 $8,591 $8,185 $8,034 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) Brokered Non-Brokered

8% 8% 8% 8% 8% 39% 38% 35% 33% 31% 17% 18% 21% 23% 24% 21% 23% 24% 25% 25% 14% 11% 9% 8% 8% $7,305 $7,280 $6,939 $6,622 $6,563 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) Period End 6.40% 6.39% 6.17% 6.14% 6.22% 2.07% 2.09% 2.13% 2.08% 2.23% 5.35% 5.21% 5.12% 5.11% 5.15% 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 Loan Yield Securities Yield Total EA Yield Commercial Owner-Occupied CRE Construction – comm. & residential Office Income producing CRE (excluding office if applicable) Note: Excludes loans held for sale. 11 Loan Payoffs Decelerate Toward Balance Sheet Stability Total Period End Loans Down $741.3 million Year-over-Year Income Producing CRE by Type Yield Analysis $ in millions Balance % of Loans Office & Office Condo $524 8% Multifamily $575 9% Retail $230 3% Hotel/Motel $365 6% Mixed Use $189 3% Industrial $113 2% Single/1-4 Family & Res. Condo $67 1% Other $526 8% Total $2,588 39% Residential Mortgage Home Equity, Other Consumer Construction C&I (owner-occupied)

Asset Quality Metrics 1 – Excludes loans held for sale. 2 – Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. 12 Provision for Credit Losses NCO / Average Loans1 Allowance for Credit Losses / Loans HFI NPAs1,2 / Assets $113,215 $15,468 $13,382 $21,448 $2,809 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n t h o u s a n d s ) 2.14% 2.19% 2.12% 1.83% 1.84% 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 1.23% 1.04% 1.31% 1.17% 1.75% 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 7.36% 0.67% 1.46% 2.78% 0.25% 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3

Downgrades Decline 74% QoQ as HFS Inflows Fall to Zero

Criticized and Classified Migration[1]


(in thousands)
$759,588
$55,741
$(40,650)
$(10,594)
$(1,500)
$(107,797)
$(6,407)
$648,381
2026Q2
Downgrades
Upgrades
HFS Sold
Valuation Allowance
Payoffs
Charge-offs
2026Q3

Trends

- Inflows into criticized and classified loans slowed substantially to $55.7 million in the third quarter from $216.1 million in the second quarter reflecting further stabilization of the loan portfolio.
- Year over year, criticized and classified balances (including loans held-for-sale) fell by $447.8 million or 40.8%. This reduction was driven by a multi-pronged strategy that included loan payoffs, charge-offs, and strategic loan sales.

Held for Sale Migration


(in thousands)
$49,663
$0
$(34,629)
$(1,500)
$13,534
2026Q2
Inflows
Sales
Valuation Allowance
2026Q3

Trends

- The $123.0 million year over year contraction in the held-for-sale (HFS) portfolio primarily reflects the successful resolution and removal of legacy problem assets.
- While there were no inflows in the quarter, the Bank will continue to use the HFS channel strategically.
- The held-for-sale portfolio has declined for four consecutive quarters.

1 – Includes held for sale loans

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51.7% 45.2% 52.8% 61.8% 79.6% 65.7% 59.9% 58.1% 48.6% 55.9% 49.0% 57.9% 70.6% 89.8% 74.6% 67.4% 64.0% 53.5% 82.0% 69.0% 74.0% 74.0% 88.0% 86.0% 82.5% 83.4% 73.9% % Performing1 % of Tier 1 Capital2 % of Tier 1 Capital + ACL3 % of Loans4 9.5% 8.5% 9.9% 11.8% 15.0% 12.0% 11.4% 11.5% 9.9% Criticized and Classified Balances at Two-Year Low 1 – Percent performing is calculated by summing performing criticized & classified loans and dividing by the total criticized and classified portfolio balance. 2 – Percent of Tier 1 capital is calculated by dividing the sum of all criticized and classified loans (including criticized and classified HFS loans) by Tier 1 capital. 3 – Percent of Tier 1 capital plus ACL is calculated by dividing the sum of all criticized and classified loans (including criticized and classified HFS loans) by the sum of Tier 1 capital and the ACL. 4 – Percent of loans is calculated by dividing the sum of all criticized and classified Held for Investment (HFI) loans plus criticized and classified Held for Sale (HFS) loans by period-end HFI loans outstanding. 14 $365 $245 $273 $173 $424 $269 $291 $274 $195 $391 $426 $502 $702 $536 $514 $448 $460 $440 $15 $38 $136 $91 $55 $26 $14 $756 $671 $790 $913 $1,096 $874 $794 $760 $648 $- $200 $400 $600 $800 $1,000 $1,200 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) Special Mention Substandard HFS

Inc. Producing Office Portfolio Declines 46% Driven by Multi-faceted Approaches[1]

Income Producing Office Portfolio Reduction Drivers


(in millions)
$976
$(206)
$(82)
$(165)
$524
$23.8M in Reserves
2023Q2
Charge-Offs
Transferred to HFS
Paydowns
2026Q3

($ in Millions)	
Total Income Producing Office Balance	$523.5
% of Total Loans	8%
# of Loans	48
Avg Size	$10.9
Pass Rated	91.0%
Performing Office Coverage	4.86%
Weighted LTV[2]	55
Weighted DSCR[3]	1.1

Excess CET1+ACL / Inc Producing Office Loans	
EGBN	1.16
Peer Median	0.81

1 – Period in-scope is 06/30/2023 – 09/30/2026
2 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.
3 – DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.
Note: Proxy Peers are AMTB, AUB, BUSE, BY, CLBK, CNOB, CVBF, DCOM, INDB, MCB, OCFC, PFS, TMP, UBSI, WSFS and data is as of June 30, 2026. Peer data only shown if CRE Income Producing Office was disclosed. EGBN is as of September 30, 2026.
Source: S&P Capital IQ Pro and company filings.

EAGLE BANCORP, INC.
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Multifamily Exposure Reduced 17% QoQ Through Targeted, Controlled Attrition

($ in Millions)		*% of Income Producing Multifamily*
Total Multifamily Balance	$574.8	
# of Loans	29	
Avg Size	19.8	
Median Size	7.4	
Pass	$327	56.9%
Criticized	$248	43.1%
Non-Accrual %	11%	
Weighted LTV[1]	62	
Weighted DSCR[2]	1.0	
Debt Yield[3]	6.5	
Weighted Risk Rating	5836	
Geography		
Maryland	$112	19.5%
Virginia	$158	27.6%
Washington DC	$260	45.3%
Other US	$44	7.6%
Total	$574.8	100%

Income Producing Multifamily - Maturity Schedule



(in millions)
$265.7
$53.7
$126.5
$66.3
$0.6
$2.3
$59.7
2026Q4
2027Q1
2027Q2
2027Q3
2027Q4
2028
2029+

Mix Trend of Income Producing Multifamily



$837.3
22%
78%
$924.6
19%
81%
$760.8
26%
74%
$691.9
41%
59%
$574.8
43%
57%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3
Criticized
Pass

Note: Excludes loans held for sale

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

2 – DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.

3 – Debt yield is calculated based on net operating income divided by the outstanding loan balance at September 30, 2026.

EAGLE BANCORP, INC.
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Appendix

Office Portfolio Detail

$659.3M	$523.5M	$47.3M	55	1.1	$69.2M
Total CRE Office	Income Producing Office (IPO)	Criticized and Classified IPO (9.0%)	Weighted LTV[1]	Weighted DSCR[2]	2026 IPO Maturities (13.2%)

CRE Office Composition & Credit ($ in millions)

	Balance	# Loans	Avg. Size	Crit. & Class.	DC CBD[4]
CRE Office (crit. & class. as % of CRE Office)					
Owner Occupied	$135.7	85	$1.6	1%	
Income Producing	523.5	48	10.9	7%	
Total CRE Office	**$659.3**	**133**	**$5.0**	**8%**	
Income Producing by Class[3] (crit. & class. in $M)					
Class A	$306.5	14	$21.9	$34.0	11.7%
Class B	207.9	27	7.7	13.2	7.3%
Class C	9.1	7	1.3	0.1	0.0%
Total IPO	**$523.5**	**48**	**$10.9**	**$47.3**	**19.0%**
Income Producing by Risk Rating (% of IPO)					
Pass	$476.4	42	$11.3	91.0%	
Special Mention	$0.0	0	0	0.0%	
Substandard	$47.3	6	$7.9	9.0%	

Income Producing Office – Maturity Schedule

Appraisals refresh on upcoming maturity or modification, collateral dependency under ASC 326, or downgrade to substandard or worse.



$69.2
$42
$138.9
$170.3
$9
$145.1
$18
2026
2027
2028
2029+
Appraisal after 09/30/2025
Appraisal before 09/30/2025

Maturity	2026	2027	2028	2029+	Total
% of IPO	13.2%	26.5%	32.5%	27.7%	100.0%
Cumulative %	13.2%	39.8%	72.3%	100.0%	
Wtd. LTV[1]	61.1	50.7	59.7	50.2	54.9
Wtd. DSCR[2]	1.1	1.2	1.2	1.1	1.1
Balance PSF	$266	$167	$217	$166	$196

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.
2 – DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.
3 – Class type per latest appraisal designation.
4 – % of CRE office in the Central Business District of DC.

EAGLE BANCORP, INC.
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Increase in Non-accrual Balance Driven by a Single Multifamily Asset • Period end non-accrual loans increased by $54.9 million from June 30, largely driven by a single multifamily loan which represented 76.0% of the inflow. • $14.8 million in paydowns and $4.0 million in charge-offs offset the inflows into non-accrual. 19 Non-accrual Relationships Above $5 Million1 Credit Resolution Highlights 1 – Data as of September 30, 2026 and excludes loans held for sale. Drivers of Non-accrual Change Loan Purpose - Location Balance ($ in millions) % Total NALs 1 Multifamily - Prince George’s $56.0 33.7% 2 Office - Fairfax $18.5 11.1% 3 Office - Washington DC $15.5 9.3% 4 UCC-1 Blanket Lien - Baltimore $8.7 5.2% 5 Multifamily - Washington DC $7.4 4.5% 6 Land - Montgomery $7.2 4.3% 7 Office - Fairfax $5.9 3.6% All Other Non-accrual Loans $46.8 28.2% Total Non-accrual Loans $166.0 100.0% $111.1 $73.7 $(14.8) $(4.0) $166.0 2026Q2 Inflows Paydowns Charge-offs 2026Q3 (i n m ill io n s )

Summary of Criticized and Classified Loans Above $10M

Risk Rating	All Special Mention and Substandard Loans: # of Loans	9/30/2026 Balance	Average Size	Median Size	Over $10 million: # of Loans	9/30/2026 Balance	% of Total
Special Mention Loans	24	$195,087	$8,129	$1,280	6	$160,500	82%
Substandard Loans	147	439,760	2,992	377	11	277,676	63%
Grand Total	**171**	**$634,847**	**$3,713**	**$538**	**17**	**$438,175**	

QoQ Δ

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Loan #	Collateral Type	Loan Type	Location	Amount ($000s)	Date of Maturity	Latest LTV[1]	Appraised Value ($000s)	Date of Appraisal	Debt Service Coverage Ratio[2]	Date of DSCR	Non Accrual (Yes, No)	Valuation Since 09/30/2025 (Yes, No)
	Special Mention Loans Over $10 Million											
1	Storage Facility	CRE	Montgomery	$56,062	2/10/2027	72%	$77,700	7/27/2022	0.90	6/30/2026	No	No
2	Apartment Building	CRE	Washington DC	42,685	10/27/2026	61%	70,000	8/17/2026	0.63	6/30/2026	No	Yes
3	Mixed Use: Predominantly Commercial[3]	CRE	Montgomery	27,722	10/27/2026	53%	52,600	10/18/2021	0.75	6/30/2026	No	No
4	Hotel/Motel	CRE	Other US	12,525	2/17/2027	24%	52,400	1/20/2024	0.93	6/30/2026	No	In Process
5	All Business Assets	C&I	Other US	11,058	12/8/2027	N/A	N/A	N/A	1.33	6/30/2026	No	N/A
6	Church	C&I	Prince William	10,449	6/10/2029	54%	19,500	2/4/2022	0.00	6/30/2026	No	In Process
				$160,500								
	Substandard Loans Over $10 Million											
1	Apartment Building	CRE	Prince George's	$56,000	12/21/2026	88%	$63,700	3/9/2026	0.74	8/31/2026	Yes #1	Yes
2	Apartment Building	CRE	Montgomery	50,322	8/31/2031	74%	67,800	11/25/2025	0.86	6/30/2026	No	Yes
3	Hotel/Motel	CRE	Washington DC	35,774	12/23/2029	69%	52,100	10/7/2024	0.81	6/30/2026	No	In Process
4	Apartment Building	CRE	Washington DC	25,921	9/29/2027	97%	26,700	8/13/2026	0.83	6/30/2026	No	Yes
5	Apartment Building	CRE	Washington DC	20,474	12/30/2026	152%	13,500	6/13/2026	0.24	6/30/2026	No	Yes
6	Office	CRE	Fairfax	18,502	2/28/2026	70%	26,600	9/21/2026	(0.56)	6/30/2026	Yes #2	Yes
7	Education	CRE	Montgomery	16,500	1/10/2030	88%	18,800	11/4/2024	1.75	6/30/2026	No	In Process
8	Mixed Use: Predominantly Commercial[3]	CRE	Washington DC	15,768	8/11/2031	153%	10,279	4/13/2026	1.12	6/30/2026	No	Yes
9	Office	CRE	Washington DC	15,493	8/1/2030	43%	36,400	5/27/2026	0.68	6/30/2026	Yes #3	Yes
10	Industrial	C&I	Other US	11,920	2/26/2027	N/A	N/A	N/A	(1.00)	8/31/2026	No	N/A
11	Industrial	C&I	Other US	11,000	8/29/2028	23%	47,200	6/23/2026	(1.00)	8/31/2026	No	Yes
				$277,676								

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels

2 – Debt Service Coverage Ratio is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment

3 – Mixed collateral commercial real estate

Note: Excludes loans held for sale

EAGLE BANCORP, INC.
20

Top 25 Loans Represent 24.3% of Total Loans

	Collateral Type	Loan Type	Collateral Location	Balance ($000s)	% Total Loans	Risk Rating	Maturity Date	Appraisal Amount ($000s)	Appraisal Date	Latest LTV[2]	Rate (%)	Fixed / Variable	Non Accrual?
1	Apartment Building with Retail/Commercial Space	Construction CRE	Montgomery	$94,000	1.4%	Pass	12/23/2026	$168,000	11/14/2022	56%	6.50	V	No
2	Apartment Building with Retail/Commercial Space	Construction CRE	Montgomery	88,497	1.3%	Pass	11/30/2026	$151,000	5/09/2023	59%	6.92	V	No
3	Apartment Building	Income Producing CRE	Falls Church City	88,052	1.3%	Pass	12/23/2026	$185,600	11/14/2022	47%	6.46	V	No
4	CCRC Skilled Nursing	Owner Occupied CRE	Prince George's	82,466	1.3%	Pass	12/31/2027	$148,500	12/12/2025	56%	6.52	V	No
5	Pledged Non-Marketable Securities	C&I	Other US	80,500	1.2%	Pass	5/15/2029	N/A	N/A	N/A	8.13	V	No
6	Data Center Income Producing	Construction CRE	Loudoun	75,000	1.1%	Pass	4/26/2027	$138,696	3/07/2023	54%	6.90	V	No
7	N/A	C&I	Washington DC	75,000	1.1%	Pass	8/10/2029	N/A	N/A	N/A	5.42	V	No
8	Land	C&I	Loudoun	68,000	1.0%	Pass	9/28/2029	$293,000	2/17/2026	23%	7.63	V	No
9	Mixed Use: Predominantly Residential	Income Producing CRE	Washington DC	63,300	1.0%	Pass	9/06/2029	$81,900	6/29/2026	77%	5.92	V	No
10	Mixed Use: Predominantly Commercial[1]	C&I	Other US	61,191	0.9%	Pass	8/31/2028	N/A	N/A	N/A	5.20	F	No
11	Office	Income Producing CRE	Washington DC	61,031	0.9%	Pass	3/31/2028	$108,000	11/08/2022	57%	5.50	F	No
12	CCRC Skilled Nursing	Owner Occupied CRE	Virginia Beach City	60,243	0.9%	Pass	10/30/2028	$133,149	7/27/2025	45%	6.46	V	No
13	Office	Income Producing CRE	Montgomery	60,000	0.9%	Pass	9/05/2028	$75,200	12/31/2024	80%	6.00	F	No
14	Hotel Near Major University	Income Producing CRE	Prince George's	59,000	0.9%	Pass	4/01/2027	$77,300	3/03/2025	76%	6.46	V	No
15	Storage Facility	Income Producing CRE	Montgomery	56,062	0.9%	Criticized	2/10/2027	$77,700	7/27/2022	72%	6.25	F	No
16	Apartment Building	Income Producing CRE	Prince George's	56,000	0.9%	Classified	12/21/2026	$63,700	3/09/2026	88%	7.40	V	Yes
17	CCRC Assisted-Living	Income Producing CRE	Washington DC	54,998	0.8%	Pass	12/29/2026	$85,000	8/17/2026	65%	6.75	V	No
18	Apartment Building	Income Producing CRE	Chesterfield	53,732	0.8%	Pass	3/07/2027	$110,000	6/12/2025	49%	6.71	V	No
19	Education	Owner Occupied / C&I	Washington DC	53,251	0.8%	Pass	11/10/2052	$64,050	9/06/2022	83%	3.78	V	No
20	Industrial	Construction CRE	Prince William	52,961	0.8%	Pass	11/30/2026	$115,200	9/15/2022	46%	5.80	V	No
21	Hotel/Motel	Income Producing CRE	Washington DC	51,136	0.8%	Pass	9/17/2028	$83,000	8/17/2018	62%	6.19	F	No
22	Apartment Building	Income Producing CRE	Montgomery	50,322	0.8%	Classified	8/31/2031	$67,800	11/25/2025	74%	6.34	F	No
23	Apartment Building	Income Producing CRE	Washington DC	50,000	0.8%	Pass	5/18/2027	$204,000	2/28/2023	25%	6.52	V	No
24	SC-Skilled Nursing Uncovered	Owner Occupied CRE	Other US	50,000	0.8%	Pass	3/31/2029	$78,031	1/09/2026	64%	6.21	V	No
25	CCRC Skilled Nursing	Owner Occupied CRE	Other US	48,932	0.7%	Pass	7/28/2029	$83,333	10/16/2024	59%	6.46	V	No
	Total			**$1,593,675**	**24.3%**				**Weighted Average**		**6.39**		

1 – Mixed collateral commercial real estate
2 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.
Note: Data as of September 30, 2026 and excludes loans held for sale.

EAGLE BANCORP, INC.
21

$2,531 $2,556 $2,665 $2,643 $2,746 $3,049 $3,207 $3,290 $3,282 50% 0% 20% 40% 60% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) Commercial Owner Occupied RE % of Total Loans $1,494 $1,444 $1,444 $1,519 $1,726 $2,083 $1,845 $1,736 $1,838 23% 0% 10% 20% 30% $0 $500 $1,000 $1,500 $2,000 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) C&I Deposits % of Total Deposits C&I Highlights: +20% YoY Loan Balances & +$101.5M Sequential Deposit Growth 1 – Includes owner occupied construction 2 – End of period balances Since sharpening our focus on C&I in 2024Q4, we’ve accelerated portfolio rotation toward higher-value, relationship-driven lending, with strong production and pipeline momentum. Total C&I loans, inclusive of owner- occupied CRE, decreased by a marginal $7.6 million. While the quarter saw several payoffs, new loan growth delivered robust 20% year-over-year growth, reflecting our sustained commitment to a diversified portfolio strategy. C&I deposits grew $101.5 million, or 5.9% sequentially, reflecting relationship seasoning amongst the portfolio and a degree of seasonality. 22 20% Growth YoY 6% Growth YoY 1 Loans2 Deposits2 Recent Growth Third Quarter Activity

1 – End of period balances C&I Loans Remain Stable As CRE Balances Decline Further C&I and CRE account for 97% of the Bank’s $6.6 billion in loans HFI at 09/30/2026. Performance through September 30, 2026, highlights a shifting mix, with C&I loans expanding $233.2 million YTD on the back of healthy deal flow and a focus on portfolio diversification. Over the same period, CRE balances declined $1.0 billion and reduced the balance sheet by $148.4 million since last quarter. C&I deposits increased $111.1 million year over year to 23% of the $8.0 billion in total deposits and increased quarter- over-quarter by $101.5 million reflecting relationship seasoning amongst the portfolio and a degree of seasonality. CRE deposits declined alongside payoffs during the quarter. CRE deposits decreased $195.7 million year- over-year to $1.1 billion, yet preserved their proportional weight within total deposits, reflecting resilient deposit retention. 1 23 Loan Composition1 Deposit Composition1 Loans Deposits 38% 42% 46% 50% 50% 61% 57% 53% 49% 47% 1% 1% 1% 1% 3% $0 $2,000 $4,000 $6,000 $8,000 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) C&I CRE Other 18% 23% 22% 21% 23% 14% 14% 14% 14% 14% 68% 63% 64% 65% 64% 0% 10% 20% 30% 40% $0 $2,000 $4,000 $6,000 $8,000 $10,000 2025Q3 2025Q4 2026Q1 2026Q2 2026Q3 (i n m ill io n s ) C&I CRE Other C&I as a % of Total Deposits (RA) CRE as a % of Total Deposits (RA)

Strong Liquidity Profile Covers 195% of Uninsured Deposits

Robust Liquidity Coverage of Uninsured Deposits



(in millions)
$4,713
$2,415
Available Liquidity
Uninsured Deposits

Significant Available Liquidity



(in millions)
$77
$542
$1,385
$1,226
$1,559
$4,790
Borrowings 09/30/2026
Cash
FHLB
FRB Discount Window
Unencumbered securities
Borrowings + Available Liquidity

Note: Data as of September 30, 2026

Funding & Liquidity Summary

Deposits

The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding.

Digital deposit growth lifted period-end time deposits by $188.8 million, which was more than offset by declines in savings, money market, and interest-bearing transaction accounts, resulting in a $151 million decrease in total deposits quarter-over-quarter.

Borrowings

There were no outstanding short-term borrowings at September 30, 2026 compared to $100 million at June 30, 2026.

Ample Access to Liquidity

Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.7 billion.

EAGLE BANCORP, INC.
24

Investment Portfolio: Continued Run-off with Optionality Ahead • Projected principal cash flow of $61 million for the remainder of 2026. • Total securities balance decreased by $30.0 million since June 30, 2026 driven by principal paydowns, maturities, called securities, and changes in market value. • Cash flow from securities portfolio is expected to be primarily used to pay down brokered funding for the remainder of the year, with selective reinvestment potentially occurring in the first half of 2027. • Unencumbered securities of $1.56 billion available for pledging. Note: Chart is as of September 30, 2026 period end on an amortized cost basis. 25 AFS & HTM Investment Portfolio StrategyInvestment Portfolio Composition Percent Projected Securities by of Portfolio Book Reprice Classification at Book Yield Term (years) Securities AFS 54% 2.27% 3.5 Securities HTM 46% 2.07% 5.9 Total Securities 100% 2.18% 4.6 Agency Debenture, 17% Agency MBS, 59% Agency CMBS, 8% Municipal, 10% Corporate, 6%

$35.74 $38.97 $35.86 $39.08 $40.59 $37.26 $37.56 $37.73 $38.00 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y 2026Q1 2026Q2 2026Q3 Recent TBVPS Expansion Driven by Retained Earnings Note: Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices 1 – CAGR = 12/31/2020 – 09/30/2026 26 Tangible Book Value per Share – 1% CAGR1 $37.73 $0.80 $0.11 $38.00 $(0.01) $(0.63) 2026Q2 TBVPS Net Income Dividend Stock Based Comp/ESPP AOCI 2026Q3 TBVPS

Loan Portfolio – Details

$ in millions

Location	C&I	Owner Occupied CRE	Income Producing CRE	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total Loans
Washington DC	$216.9	$297.6	$944.3	$65.0	$85.9	$30.6	$11.0	$11.5	$1,662.8	25.3%
Suburban Washington										
Montgomery	147.8	205.0	351.0	10.4	192.9	5.8	3.7	16.2	932.8	14.2%
Fairfax	111.5	120.7	343.4	-	12.7	2.0	6.3	6.7	603.3	9.2%
Prince George's	59.5	276.5	242.7	0.8	30.4	-	-	1.1	611.0	9.3%
Loudoun	18.0	41.1	127.3	-	77.3	-	2.0	1.1	266.8	4.1%
Alexandria	45.5	22.5	84.4	-	3.4	-	1.2	0.1	157.1	2.4%
Prince William	12.1	18.5	18.6	0.1	53.0	-	-	0.4	102.7	1.6%
Arlington	11.8	0.2	21.3	-	2.5	-	1.3	1.1	38.2	0.6%
Frederick	4.0	1.6	44.4	-	-	-	0.3	0.2	50.5	0.8%
	410.2	686.1	1,233.1	11.3	372.2	7.8	14.8	26.9	2,762.4	42.1%
Other Maryland										
Anne Arundel	112.9	34.3	80.6	-	19.1	-	-	0.4	247.3	3.8%
Baltimore	103.4	43.3	1.4	-	-	-	-	-	148.1	2.3%
Howard	6.5	1.1	48.2	-	-	-	1.2	0.8	57.8	0.9%
Eastern Shore	10.2	57.6	33.8	-	-	-	0.3	0.9	102.8	1.6%
Charles	0.8	10.8	5.1	-	-	-	-	0.2	16.9	0.3%
Other MD	0.1	0.7	0.2	-	-	-	0.1	0.4	1.5	0.0%
	233.9	147.8	169.3	-	19.1	-	1.6	2.7	574.4	8.8%
Other Virginia										
Fauquier	-	-	2.6	-	-	-	-	-	2.6	0.0%
Other VA	75.9	136.6	145.5	-	-	-	1.6	-	359.6	5.5%
	75.9	136.6	148.1	-	-	-	1.6	-	362.2	5.5%
Other USA	607.5	373.3	92.8	20.2	1.0	-	105.5	1.2	1,201.5	18.3%
Total	$1,544.4	$1,641.4	$2,587.6	$96.5	$478.2	$38.4	$134.5	$42.3	$6,563.3	100.0%
% of Total Loans	23.5%	25.0%	39.4%	1.5%	7.3%	0.6%	2.0%	0.6%	100.0%	

Note: Totals may not match detail due to adjustments for deferred fees & costs

EAGLE BANCORP, INC.
27

Loan Portfolio – Income Producing CRE

$ in millions

Location	Hotel/Motel	Industrial	Mixed Use	Multifamily	Office	Retail	Single/1-4 Family & Res. Condo	Other	TOTAL	% of Total Loans
Washington DC	$146.0	$0.8	$109.7	$260.5	$147.4	$51.2	$51.3	$177.4	$944.3	14.4%
Suburban Washington										
Montgomery	-	9.7	35.4	50.8	134.2	10.5	5.0	105.4	351.0	5.3%
Fairfax	35.0	0.2	9.2	89.0	127.8	30.7	2.0	49.5	343.4	5.2%
Prince George's	70.0	45.2	3.7	61.0	28.9	12.6	0.3	21.0	242.7	3.7%
Loudoun	-	21.3	0.5	-	0.5	1.8	0.2	103.0	127.3	1.9%
Alexandria	13.5	-	5.1	-	30.0	1.5	1.7	32.6	84.4	1.3%
Prince William	-	-	-	4.2	-	8.2	0.2	6.0	18.6	0.3%
Arlington	-	-	-	-	21.3	-	-	-	21.3	0.3%
Frederick	-	1.8	0.4	-	3.9	35.8	-	2.5	44.4	0.7%
	118.5	78.2	54.3	205.0	346.6	101.1	9.4	320.0	1,233.1	18.8%
Other Maryland										
Anne Arundel	29.9	-	-	-	1.6	49.1	-	-	80.6	1.2%
Baltimore	-	-	-	0.3	-	0.7	0.2	0.2	1.4	0.0%
Howard	29.5	5.8	-	-	2.9	3.6	1.6	4.8	48.2	0.7%
Eastern Shore	21.0	12.8	-	-	-	-	-	-	33.8	0.5%
Charles	-	5.1	-	-	-	-	-	-	5.1	0.1%
Other MD	-	-	-	-	-	0.2	-	-	0.2	0.0%
	80.4	23.7	0.0	0.3	4.5	53.6	1.8	5.0	169.3	2.6%
Other Virginia										
Fauquier	-	-	-	-	-	-	-	2.6	2.6	0.0%
Other VA	-	10.1	20.4	65.3	25.0	21.1	0.9	2.7	145.5	2.2%
	0.0	10.1	20.4	65.3	25.0	21.1	0.9	5.3	148.1	2.3%
Other USA	20.1	-	4.8	43.7	-	2.5	3.9	17.8	92.8	1.4%
Total	$365.0	$112.8	$189.2	$574.8	$523.5	$229.5	$67.3	$525.5	$2,587.6	39.4%
% of Total	14.1%	4.4%	7.3%	22.2%	20.2%	8.9%	2.6%	20.3%	100.0%	

Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of September 30, 2026

EAGLE BANCORP, INC.
28

Loan Portfolio – CRE Construction

$ in millions

Location	Single & 1-4 Family	Multifamily	Office	Hotel/Motel	Mixed Use	Retail	Residential Condo	Other	TOTAL	% of Total Loans
Washington DC	$8.1	$51.5	$3.4	$16.6	$0.0	$0.0	$0.0	$6.3	$85.9	1.3%
Suburban Washington										
Montgomery	10.4	182.5	-	-	-	-	-	-	192.9	2.9%
Fairfax	6.9	5.8	-	-	-	-	-	-	12.7	0.2%
Prince George's	0.1	-	-	-	27.7	2.6	-	-	30.4	0.5%
Loudoun	-	-	-	-	2.3	-	-	75.0	77.3	1.2%
Alexandria	0.6	-	-	2.8	-	-	-	-	3.4	0.1%
Prince William	-	-	-	-	-	-	-	53.0	53.0	0.8%
Arlington	2.5	-	-	-	-	-	-	-	2.5	0.0%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
	20.5	188.3	-	2.8	30.0	2.6	-	128.0	372.2	5.7%
Other Maryland										
Anne Arundel	-	-	-	-	-	-	4.2	14.9	19.1	0.3%
Baltimore	-	-	-	-	-	-	-	-	-	0.0%
Howard	-	-	-	-	-	-	-	-	-	0.0%
Eastern Shore	-	-	-	-	-	-	-	-	-	0.0%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	-	-	-	-	-	-	-	-	0.0%
	-	-	-	-	-	-	4.2	14.9	19.1	0.3%
Other Virginia										
Fauquier	-	-	-	-	-	-	-	-	-	0.0%
Other VA	-	-	-	-	-	-	-	-	-	0.0%
	-	-	-	-	-	-	-	-	-	-
Other USA	-	-	-	-	-	-	-	1.0	1.0	0.0%
Total	$28.6	$239.8	$3.4	$19.4	$30.0	$2.6	$4.2	$150.2	$478.2	7.3%
% of Total	6.0%	50.1%	0.7%	4.1%	6.3%	0.5%	0.9%	31.4%	100.0%	
Renovation	$1.2	$45.8	$0.0	$19.4	$27.7	$0.0	$0.0	$0.0	$94.1	
Ground-Up	$27.4	$194.0	$3.4	$0.0	$2.3	$2.6	$4.2	$150.2	$384.1	

Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of September 30, 2026.

EAGLE BANCORP, INC.
29

Non-GAAP Reconciliation (Unaudited)

$ in thousands, except per share data	2025 Q3	2025 Q4	2026 Q1	2026 Q2	2026 Q3
Tangible common equity					
Common shareholders' equity	$1,123,476	$1,131,283	$1,145,277	$1,150,506	$1,158,401
Less: Intangible assets	-	-	-	-	-
Tangible common equity	**$1,123,476**	**$1,131,283**	**$1,145,277**	**$1,150,506**	**$1,158,401**
Tangible common equity ratio					
Total assets	$10,815,502	$10,497,203	$9,954,281	$9,658,914	$9,464,298
Less: Intangible assets	-	-	-	-	-
Tangible assets	**$10,815,502**	**$10,497,203**	**$9,954,281**	**$9,658,914**	**$9,464,298**
Tangible common equity ratio	**10.39%**	**10.78%**	**11.51%**	**11.91%**	**12.24%**
Per Share Calculations					
Book value	$37.00	$37.26	$37.56	$37.73	$38.00
Less: Intangible book value	-	-	-	-	-
Tangible book value	**$37.00**	**$37.26**	**$37.56**	**$37.73**	**$38.00**
Shares outstanding	30,366,555	30,359,632	30,494,659	30,490,409	30,480,480

$ in thousands	2025 Q3	2025 Q4	2026 Q1	2026 Q2	2026 Q3
Average tangible common equity					
Average common shareholders equity	$1,182,148	$1,140,402	$1,147,585	$1,153,364	$1,163,871
Less: Intangible assets	-	-	-	-	-
Average tangible common equity	**$1,182,148**	**$1,140,402**	**$1,147,585**	**$1,153,364**	**$1,163,871**
Return on avg. tangible common equity					
Net Income	($67,513)	($2,439)	$14,718	$6,918	$24,246
Average tangible common equity	$1,182,148	$1,140,402	$1,147,585	$1,153,364	$1,163,871
Return on avg. tangible common equity	**(22.66%)**	**(0.85%)**	**5.20%**	**2.41%**	**8.26%**

$ in thousands	2025 Q3	2025 Q4	2026 Q1	2026 Q2	2026 Q3
Pre-Provision Net Revenue					
Net interest income	$68,159	$68,303	$63,694	$62,350	$61,309
Noninterest income	$2,495	$12,192	$12,708	$10,759	$9,564
Noninterest expense	(41,897)	(69,837)	(48,740)	(44,028)	(47,101)
Pre-Provision Net Revenue	**28,757**	**10,658**	**27,662**	**29,081**	**23,772**

EAGLE BANCORP, INC.
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Non-GAAP Reconciliation (Unaudited) Tangible common equity, tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, average tangible common equity, and the annualized return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity, or tangible common equity, and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity, which is calculated by excluding the average balance of intangible assets from the average common shareholders' equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios, and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Pre-provision net revenue is a non-GAAP financial measure calculated by subtracting noninterest expenses from the sum of net interest income and noninterest income. The Company considers this information important to shareholders because it illustrates revenue excluding the impact of provisions and reversals to the allowance for credit losses on loans. Forward-Looking Non-GAAP Financial Measures: From time to time we may discuss forward-looking non-GAAP financial measures, such as forward-looking estimates for expenses excluding FDIC deposit insurance assessments. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts. Such unavailable information could be significant to future results. 31